Exhibit 10.6

                      Schedule to Form of First Amended and
                            Restated Option Agreement


   Project                          Company                              Property                        Management Firm
Hagerstown,                    C&G Healthcare at                     Washington County,                  Balanced Care at
Maryland                       Hagerstown, L.L.C.                    Maryland                            Hagerstown, Inc.

Johnson City,                  C&G Healthcare at                     Washington County,                  Balanced Care at
Tennessee                      Johnson City, L.L.C.                  Tennessee                           Johnson City,
                                                                                                         Inc.

Pensacola,                     C&G Healthcare at                     Escambia County,                    Balanced Care at
Florida                        Pensacola, L.L.C.                     Florida                             Pensacola, Inc.

Tallahassee,                   C&G Healthcare at                     Leo County,                         Balanced Care at
Florida                        Tallahassee, L.L.C.                   Florida                             Tallahassee,
                                                                                                         Inc.

Teay's Valley,                 C&G Healthcare at                     Putnam County,                      Balanced Care at
West Virginia                  Teay's Valley,                        West Virginia                       Teay's Valley,
                               L.L.C.                                                                    Inc.

                                       1